Basis of Presentation and Summary of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Basis of Presentation and Summary of Significant Accounting Policies

1. Basis of Presentation:

SunGard Data Systems Inc. (“SunGard”) was acquired on August 11, 2005 in a leveraged buy-out (the “LBO”) by a consortium of private equity investment funds associated with Bain Capital Partners, The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co., Providence Equity Partners, Silver Lake and TPG (collectively, the “Sponsors”).

SunGard is a wholly owned subsidiary of SunGard Holdco LLC, which is wholly owned by SunGard Holding Corp., which is wholly owned by SunGard Capital Corp. II (“SCCII”), which is a subsidiary of SunGard Capital Corp. (“SCC”). All four of these companies were formed for the purpose of facilitating the LBO and are collectively referred to as the “Holding Companies.” SunGard, together with its direct and indirect subsidiaries, is collectively referred to as the “Company.” The Holding Companies have no other operations beyond those of their ownership of SunGard.

On March 31, 2014, SunGard completed its previously announced split-off of its Availability Services (“AS”) business to its existing stockholders, including its private equity owners, on a tax-free and pro-rata basis. As a result, the assets and liabilities of the AS business were contributed to a new subsidiary, and then SunGard transferred all of its ownership interests in that subsidiary to Sungard Availability Services Capital, Inc. (“SpinCo”) in exchange for common stock of SpinCo, approximately $425 million of SpinCo senior notes, and $1,005 million of net cash proceeds from the issuance of an AS term loan facility (“SpinCo Term Loan”). Immediately after these transactions, SunGard distributed the common stock of SpinCo through SunGard’s ownership chain ultimately to SCCII, and then all shareholders of preferred stock of SCCII exchanged a portion of their shares of preferred stock for all of the shares of common stock of SpinCo on a pro-rata basis. As a result, the preferred shareholders of SCCII own 100% of the common stock of SpinCo, which is a separate, independent company. The distribution of AS’ net assets in connection with the split-off was based on the recorded amount of the net assets and did not result in a gain or loss upon disposal in the consolidated financial statements.

The AS business, as well as two small businesses within the Financial Systems (“FS”) segment which were sold on January 31, 2014, have been included in our financial results as discontinued operations for all periods presented.

SunGard is one of the world’s leading software and technology services companies and has two reportable segments: FS and Public Sector & Education (“PS&E”). The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

The accompanying interim consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), consistent in all material respects with those applied in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Interim financial reporting does not include all of the information and footnotes required by GAAP for annual financial statements. The interim financial information is unaudited, but, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments necessary to provide a fair statement of results for the interim periods presented. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.

As discussed in Note 2, the presentation of certain prior-year amounts has been reclassified to conform to the current-year presentation.

Recent Accounting Pronouncements

Recently Adopted

In March 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-05, “Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in Foreign Entity.” This new guidance clarified that when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a business, the parent should only release the related cumulative translation adjustment (“CTA”) into net income if the deconsolidation or derecognition results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets resided. The adoption of ASU 2013-05 on January 1, 2014 did not have an impact on our consolidated financial statements as we have historically accounted for the removal of CTA related to sales of non-U.S. entities consistent with this new guidance.

In July 2013, the FASB issued ASU 2013-11, “Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists” to eliminate diversity in practice in the presentation of unrecognized tax benefits in those instances. This ASU requires that companies net their unrecognized tax benefits against all same-jurisdiction deferred tax assets for net operating losses or tax credit carryforwards that would be used to settle the position with a tax authority to the extent such deferred tax assets are available. If this criteria does not apply or the tax law of the applicable jurisdiction does not require the entity to use and the entity does not intend to use the deferred tax assets for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The adoption of ASU 2013-11 on January 1, 2014 did not have a material impact on the consolidated financial statements.

Recently Issued

In April 2014, the FASB issued ASU 2014-08, “Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity” that changes the criteria for reporting a discontinued operation. According to the new guidance, only disposals of a component that represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results is a discontinued operation. The new guidance also requires expanded disclosures about discontinued operations and disposals of a significant part of an entity that does not qualify for discontinued operations reporting. ASU 2014-08 is effective beginning January 1, 2015 with early adoption permitted, but only for disposals (or classifications as held for sale) that have not been reported in previously-issued financial statements. The adoption of ASU 2014-08 on January 1, 2015 is not expected to have a material impact on the Company’s consolidated financial statements.

1. Basis of Presentation and Summary of Significant Accounting Policies:

SunGard Data Systems Inc. (“SunGard”) was acquired on August 11, 2005 in a leveraged buy-out (the “LBO”) by a consortium of private equity investment funds associated with Bain Capital Partners, The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co., Providence Equity Partners, Silver Lake and TPG (collectively, the “Sponsors”).

SunGard is a wholly owned subsidiary of SunGard Holdco LLC, which is wholly owned by SunGard Holding Corp., which is wholly owned by SunGard Capital Corp. II (“SCCII”), which is a subsidiary of SunGard Capital Corp. (“SCC”). SCC and SCCII are collectively referred to as the “Parent Companies.” All four of these companies were formed in 2005 for the purpose of facilitating the LBO and are collectively referred to as the “Holding Companies.” SunGard, together with its direct and indirect subsidiaries, is collectively referred to as the “Company.” The Holding Companies have no other operations beyond those of their ownership of SunGard.

On March 31, 2014, SunGard completed the split-off of its Availability Services (“AS”) business to its existing stockholders, including its private equity owners, on a tax-free and pro-rata basis. As a result, the assets and liabilities of the AS business were contributed to a new subsidiary, and then SunGard transferred all of its ownership interests in that subsidiary to Sungard Availability Services Capital, Inc. (“SpinCo”) in exchange for common stock of SpinCo, approximately $425 million of SpinCo senior notes (“SpinCo Notes”), and $1,005 million of net cash proceeds from the issuance of an AS term loan facility (“SpinCo Term Loan”). Immediately after these transactions, SunGard distributed the common stock of SpinCo through SunGard’s ownership chain ultimately to SCCII, and then all shareholders of preferred stock of SCCII exchanged a portion of their shares of preferred stock for all of the shares of common stock of SpinCo on a pro-rata basis. As a result, the preferred shareholders of SCCII own 100% of the common stock of SpinCo, which is a separate, independent company. The distribution of AS’ net assets in connection with the split-off was based on the recorded amount of the net assets and did not result in a gain or loss upon disposal in the consolidated financial statements. The AS business has been included in discontinued operations for all periods presented.

SunGard is one of the world’s leading software and technology services companies and has two segments: Financial Systems (“FS”) and Public Sector & Education (“PS&E”). The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

Certain prior year amounts have been reclassified to conform to current presentation. Refer to Note 2 of the Notes to Consolidated Financial Statements for information regarding the reclassification of facilities and information technology-related expenses to more accurately present them within the functional classes of expenses for the years ended December 31, 2011, 2012, and 2013.

The Consolidated Balance Sheets as of December 31, 2012 and 2013 have been revised to correct an immaterial misclassification of certain income tax receivable balances. Total assets and total liabilities each decreased by $6 million and $7 million at December 31, 2012 and 2013, respectively.

Refer to Note 3 of the Notes to Consolidated Financial Statements for more information regarding the revision to correct an immaterial misclassification related to discontinued operations among current and non-current liabilities as of December 31, 2012.

Refer to Note 17 of the Notes to Consolidated Financial Statements for information regarding the revision to correct immaterial errors in the presentation of the Supplemental Condensed Consolidating Schedule of Cash Flows for the years ended December 31, 2011, 2012, and 2013.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make many estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses. The Company evaluates its estimates and judgments on an ongoing basis and revises them when necessary. Actual results may differ from the original or revised estimates.

Revenue Recognition

The Company generates revenue from the following sources: (1) services revenue, which includes revenue from processing services, software maintenance and support, software rentals, managed services, professional services and broker/dealer fees; and, (2) software license fees, which result from contracts that permit the customer to use a SunGard product at the customer’s site.

The following criteria must be met in determining whether revenue may be recorded: persuasive evidence of a contract exists; software has been delivered and/or services have been provided; the price is fixed or determinable; and collection is reasonably assured.

Services revenue is recorded as the services are provided based on the relative fair value of each element. FS managed services revenue includes monthly fees, which may include a fixed minimum fee and/or variable fees based on a measure of volume or activity, such as the number of accounts, trades or transactions, users or the number of hours of service. Software rentals combine the license and maintenance services into a bundled element, and the fee is recognized ratably over the corresponding services period when the customer has the right to use the software product and receive maintenance and support services.

For fixed-fee professional services contracts, services revenue is recorded based upon proportional performance, measured by the actual number of hours incurred divided by the total estimated number of hours for the project. Changes in the estimated costs or hours to complete the contract, and losses, if any, are reflected in the period during which the change or loss becomes known. The Company also provides professional services on a time and materials basis, recognized monthly based upon hours incurred to date. In all cases, contract milestones, project risk profile and refund provisions are taken into consideration.

License fees result from contracts that permit the customer to use a SunGard software product at the customer’s designated site. Generally, these contracts are multiple-element arrangements since they usually provide for professional services and ongoing software maintenance. In these instances, license fees are recognized upon the signing of the contract and delivery of the software if the license fee and fees for other elements within the arrangement are fixed or determinable, collection is probable, and there is sufficient vendor specific evidence of the fair value of each undelivered element. When there are significant program modifications or customization, installation, systems integration or related services, the professional services and license revenue are combined in accordance with contract accounting guidance and recorded based upon proportional performance, measured in the manner described above. License revenue is recorded as each installment becomes due if customer payments are extended beyond normal billing terms, or at acceptance when there is significant acceptance, technology or service risk. Revenue also is recorded over the longest service period in those instances where the software is bundled together with post-delivery services and there is not sufficient evidence of the fair value of each undelivered service element.

With respect to software-related multiple element arrangements, sufficient evidence of fair value is defined as vendor specific objective evidence (“VSOE”). VSOE of the fair value for each element within an arrangement is based on either historical stand-alone sales of the element to third parties or stated renewal rates within the contract. If there is no VSOE of the fair value of the delivered element (which is usually the software since the license is rarely if ever sold separately), but there is VSOE of the fair value of each of the undelivered elements (typically maintenance and professional services), then the residual method is used to determine the portion of the arrangement fee allocated to the delivered element. The revenue for each of the undelivered elements is set at the fair value of those elements using VSOE of the price paid when each of the undelivered elements is sold separately. The revenue remaining after allocation to the undelivered elements (i.e., the residual) is allocated to the delivered element.

The Company’s maintenance and support offerings entitle the customers to receive product upgrades and enhancements on a “when and if available” basis along with technical support, and revenue is recognized ratably over the term of the maintenance and support arrangement. VSOE supporting the fair value of maintenance and support is based on the stated (optional) renewal rates contained in the initial arrangement. VSOE for the maintenance element is dependent upon the software product and the annual maintenance fee is typically 18% to 20% of the software license fee. VSOE supporting the fair value of professional services is based on the standard daily rates charged when those services are sold separately, represented by a substantial portion of transactions falling within a reasonably tight pricing range.

In some software-related multiple-element arrangements, the maintenance or professional services rates are discounted. In these cases, a portion of the software license fee is deferred and recognized as the maintenance or professional services are performed based on VSOE of the services.

From time to time, the Company enters into arrangements with customers that purchase non-software related services at the same time as, or within close proximity to, purchasing software (non-software multiple-element arrangements). Each element within a non-software multiple-element arrangement is accounted for as a separate unit of accounting provided the delivered services have value to the customer on a standalone basis, and, for an arrangement that includes a general right of return relative to the delivered services, delivery or performance of the undelivered service is considered probable and is substantially controlled by the Company. Where the criteria for a separate unit of accounting are not met, the deliverable is combined with the undelivered element(s) and treated as a single unit of accounting for the purposes of allocation of the arrangement consideration and revenue recognition.

For non-software multiple-element arrangements, the Company allocates revenue to each element based on a selling price hierarchy at the arrangement inception. The selling price for each element is based upon the following selling price hierarchy: VSOE, then third-party evidence (“TPE”), then best estimated selling price (“BESP”). The total arrangement consideration is allocated to each separate unit of accounting for each of the non-software deliverables using the relative selling prices of each unit based on this hierarchy. The Company limits the amount of revenue recognized for delivered elements to an amount that is not contingent upon future delivery of additional products or services or meeting of any specified performance conditions.

To determine the selling price in non-software multiple-element arrangements, the Company establishes VSOE of the selling price using the price charged for a deliverable when sold separately. Where VSOE does not exist, TPE is established by evaluating similar competitor products or services in standalone arrangements with similarly situated customers. If the Company is unable to determine the selling price because VSOE or TPE doesn’t exist, it determines BESP for the purposes of allocating the arrangement consideration. BESP can be determined by considering pricing practices, margin objectives, contractually stated prices, competitive/market conditions and geographies.

Unbilled receivables are created when services are performed or software is delivered and revenue is recognized in advance of billings. Deferred revenue is created when billing occurs in advance of performing services or when all revenue recognition criteria have not been met.

Cash and Cash Equivalents

Cash and cash equivalents consist of investments that are readily convertible into cash and have original maturities of three months or less.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. The Company sells a significant portion of its products and services to the financial services industry and could be affected by the overall condition of that industry. The Company believes that any credit risk associated with accounts receivable is substantially mitigated by the relatively large number of customer accounts and reasonably short collection terms. Accounts receivable are stated at estimated net realizable value, which approximates fair value. By policy, the Company places its available cash and short-term investments with institutions of high credit-quality and limits the amount of credit exposure to any one issuer.

Foreign Currency Translation

The functional currency of each of the Company’s foreign operations is generally the local currency of the country in which the operation is located. All assets and liabilities are translated into U.S. dollars using exchange rates in effect at the balance sheet date. Revenue and expenses are translated using average exchange rates during the period. Increases and decreases in net assets resulting from currency translation are reflected in stockholder’s equity as a component of accumulated other comprehensive income (loss).

Legal Fees

Prior to December 31, 2012, legal fees expected to be incurred defending the Company in connection with an asserted claim were accrued when they were probable of being incurred and could be reasonably estimated. At December 31, 2012, the Company changed its policy to expense all legal costs in connection with an asserted claim as they are incurred as this policy was determined to be preferable.

Changes in accounting policies must be applied retrospectively in the financial statements. Retrospective application requires an entity to implement the change in accounting policy as though it had always been applied. However, the Company has concluded that the impact of applying the change on a retrospective basis was not material to the Company’s financial statements. The impact of the change was recorded in the fourth quarter of 2012 and the new policy has been applied prospectively effective December 31, 2012.

Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets (three to eight years for equipment and ten to 40 years for buildings and improvements). Leasehold improvements are amortized ratably over their remaining lease term or useful life, if shorter. Depreciation and amortization of property and equipment in continuing operations was $60 million in 2011, $62 million in 2012 and $63 million in 2013.

Software Products

Software development costs are expensed as incurred and consist primarily of design and development costs of new products, and significant enhancements to existing products incurred before the establishment of technological feasibility. Costs incurred subsequent to technological feasibility of new and enhanced products, costs incurred to purchase or to create and implement internal-use software, and software obtained through business acquisitions are capitalized. Such costs are amortized over the estimated useful lives of the related products, generally three to twelve years (average life is nine years), using the straight-line method.

Amortization of all software products in continuing operations, including software acquired in business acquisitions and software purchased for internal use, totaled $218 million in 2011, $184 million in 2012 and $160 million in 2013. Software development expense in continuing operations was $224 million in 2011, $219 million in 2012 and $196 million in 2013. Capitalized development costs in continuing operations were $10 million in 2011, $22 million in 2012 and $41 million in 2013.

Purchase Accounting and Intangible Assets

Purchase accounting requires that all assets and liabilities be recorded at fair value on the acquisition date, including identifiable intangible assets separate from goodwill. Identifiable intangible assets include customer base (which includes customer contracts and relationships), software, trade name and non-compete agreements. Goodwill represents the excess of cost over the fair value of net assets acquired.

The estimated fair values and useful lives of identifiable intangible assets are based on many factors, including estimates and assumptions of future operating performance and cash flows of the acquired business, the nature of the business acquired, the specific characteristics of the identified intangible assets, and our historical experience and that of the acquired business. The estimates and assumptions used to determine the fair values and useful lives of identified intangible assets could change due to numerous factors, including product demand, market conditions, technological developments, economic conditions and competition. In connection with determination of fair values, the Company may engage independent appraisal firms to assist with the valuation of intangible and certain tangible assets acquired and certain assumed obligations.

Customer Base Intangible Assets

Customer base intangible assets represent customer contracts and relationships obtained as a result of the LBO and as part of businesses acquired since the LBO and are amortized using the straight-line method over their estimated useful lives, ranging from three to 18 years (average life is 14 years). Amortization of all customer base intangible assets in continuing operations totaled $68 million in 2011, $63 million in 2012 and $61 million in 2013.

Other Assets

Other assets consist primarily of deferred financing costs incurred in connection with the Company’s outstanding debt (see Note 5), noncompetition agreements, long-term accounts receivables and long-term investments. Deferred financing costs are amortized over the term of the related debt. Noncompetition agreements are amortized using the straight-line method over their stated terms, ranging from three to five years.

Impairment Reviews for Long-Lived Assets

The Company periodically reviews carrying values and useful lives of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. Factors that could indicate an impairment include significant underperformance of the asset as compared to historical or projected future operating results, or significant negative industry or economic trends. When the Company determines that the carrying value of an asset may not be recoverable, the related estimated future undiscounted cash flows expected to result from the use and eventual disposition of the asset are compared to the carrying value of the asset. If the sum of the estimated future undiscounted cash flows is less than the carrying amount, an impairment charge is recorded based on the difference between the carrying value of the asset and its fair value, which the Company estimates based on discounted expected future cash flows. In determining whether an asset is impaired, the Company makes assumptions regarding recoverability of costs, estimated future cash flows from the asset, intended use of the asset and other relevant factors. If these estimates or their related assumptions change, impairment charges for these assets may be required.

Future Amortization of Acquisition-Related Intangible Assets

Based on amounts recorded at December 31, 2013 and excluding assets of discontinued operations, total expected amortization of all acquisition-related intangible assets in each of the years ended December 31 follows (in millions):

2014	$135
2015	83
2016	66
2017	58
2018	54

Trade Name

The trade name intangible asset represents the fair value of the SunGard trade name and is an indefinite-lived asset not subject to amortization. The Company performed its annual impairment test of the SunGard trade name in the third quarter of 2013. Based on the results of this test, the fair value of the trade name exceeded its carrying value by 6% resulting in no impairment of the trade name. The sale of the HE business in January 2012 significantly decreased the estimated fair value of the Company’s trade name. As compared to the July 1, 2012 test, projected future revenues have declined and the discount rate has increased. In addition to future revenue projections, a critical assumption considered in the impairment test of the trade name is the assumed royalty rate. A 50 basis point decrease in the assumed royalty rate would have resulted in an impairment of the trade name asset of approximately $156 million (100 basis point decrease would result in an impairment of approximately $372 million). A 100 basis point increase in the discount rate would result in an impairment of the trade name asset of approximately $51 million. Furthermore, to the extent that additional businesses are sold, split-off or otherwise divested in the future, the revenue supporting the trade name will decline, which may result in further impairment charges.

The split-off of the AS business triggered an interim impairment test of the carrying value of the SunGard trade name as of March 31, 2014 due to changes in how the trade name is being used following the split-off. The Company utilized an income approach known as the relief-from-royalty method to determine the fair value of the SunGard trade name. Under this method, a royalty rate was applied to SunGard’s projected revenues to determine the annual cash savings attributable to ownership of the trade name. This amount was then tax-effected and discounted to present value to ultimately arrive at the estimated fair value of the trade name.

The Company developed certain assumptions and estimates related to the calculation of fair value of its trade name. The fair value assumptions and estimates primarily included projections of future revenues, a royalty rate, a tax rate, and a discount rate. The loss of projected AS revenues due to the split-off had a significant negative impact on the results of the trade name valuation. Based on the results of the impairment test, the fair value of the trade name was determined to be lower than its carrying value and resulted in a $339 million impairment of the trade name as of March 31, 2014.

In addition to future revenue projections, the assumed royalty rate and discount rate are critical assumptions considered in the trade name impairment test. Excluding any changes to future revenue projections or other assumptions, a 50 basis point decrease in the assumed royalty rate would have resulted in an additional impairment of the trade name asset of approximately $133 million (a 100 basis point decrease would result in an additional impairment of approximately $265 million). A 50 basis point increase in the discount rate would result in an additional impairment of the trade name asset of approximately $14 million (a 100 basis point increase would result in an additional impairment of approximately $28 million). Furthermore, to the extent that projected revenues decline in the future, the revenue supporting the trade name will decline, which may result in impairment charges.

In connection with the split-off, SunGard and AS agreed to a two-year royalty-free period for AS’ limited use of the “SUNGARD AVAILABILITY SERVICES” trade name, after which it will pay a pre-determined royalty rate based on its annual revenue for a specified number of years. As of March 31, 2014, SunGard transferred an $8 million “right-to-use” asset representing the value of AS’ limited right to use the “SUNGARD AVAILABILITY SERVICES” trade name during the royalty-free period.

Goodwill

GAAP requires the Company to perform a goodwill impairment test annually and more frequently when negative conditions or triggering events arise. The Company completes its annual goodwill impairment test as of July 1 for each of its 11 reporting units. In September 2011, the FASB issued amended guidance that simplified how entities test goodwill for impairment. After an assessment of certain qualitative factors (referred to as “step zero”), if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) become optional. As allowed under the amended guidance, the Company chose to assess the qualitative factors of five of its reporting units for the July 2013 test and determined, for each of those five reporting units, a step-one test was not required. For the July 2012 test, the Company chose not to assess the qualitative factors of its reporting units and, instead, performed the quantitative tests.

For the step zero qualitative analysis performed for the five reporting units selected, management has taken into consideration all the events and circumstances listed in FASB ASC 350, Intangibles—Goodwill and Other, in addition to other entity-specific factors. The five reporting units selected for a step-zero analysis each had a fair value in excess of 25% of its respective carrying value as of the July 1, 2012 step-one test. Management reviewed current projections of cash flows and compared these current projections to the projections included in the prior year’s step one test, and considered the fact that no new significant competitors entered the marketplace in our industry and that consumer demand for the industry’s products remains relatively constant, if not growing slightly. Also, economic factors over the past year did not significantly affect the discount rates used for the valuation of these reporting units. Management concluded that events occurring in 2013 did not have a significant impact on the fair value of each of these reporting units. Therefore, management determined that it was not necessary to perform a quantitative (step one) goodwill impairment test for these reporting units. The Company performed a step-one test for the remaining six reporting units.

In step one, the estimated fair value of each reporting unit is compared to its carrying value. The Company estimated the fair values of each reporting unit by a combination of (i) estimation of the discounted cash flows of each of the reporting units based on projected earnings (the income approach) and (ii) a comparative analysis of revenue and EBITDA multiples of public companies in similar markets (the market approach). An equal weighting of the income approach and the market approach was used in the July 1, 2013 test. If there is a deficiency (the estimated fair value of a reporting unit is less than its carrying value), a step-two test is required. In step two, the amount of any goodwill impairment is measured by comparing the implied fair value of the reporting unit’s goodwill to the carrying value of goodwill, with the resulting impairment reflected as a charge to operations. The implied fair value is determined in the same manner as the amount of goodwill recognized in a business combination.

Estimating the fair value of a reporting unit requires various assumptions including projections of future cash flows, perpetual growth rates and discount rates. The assumptions about future cash flows and growth rates are based on management’s assessment of a number of factors, including the reporting unit’s recent performance against budget, performance in the market that the reporting unit serves, as well as industry and general economic data from third party sources. Discount rate assumptions reflect an assessment of the risk inherent in those future cash flows. Changes to the underlying businesses could affect the future cash flows, which in turn could affect the fair value of the reporting unit.

July 1, 2013 Impairment Test

For the July 1, 2013 impairment test, the discount rates used were between 9% and 13.5% and the perpetual growth rates used were between 1.5% and 4%. Based on the results of the step-one tests, the Company determined that the fair values of each of the reporting units tested exceeded the respective carrying value and a step-two test was not required.

The Company determined that the excess of the estimated fair value over the carrying value of one of its reporting units, which is now included in discontinued operations, was 9% of the carrying value as of the July 1, 2013 impairment test. This reporting unit’s goodwill balance at July 1, 2013 was $527 million. As mentioned above, the Company uses a combination of the income approach and market approach to determine the fair value of each reporting unit. Under the income approach, which is subject to variability based on the discount and perpetual growth rate assumptions used, a 50 basis point decrease in the perpetual growth rate or a 50 basis point increase in the discount rate would not cause this reporting unit to fail the step-one test. A one hundred basis point decrease in the perpetual growth rate or a one hundred basis point increase in the discount rate would cause this reporting unit to fail the step-one test and require a step-two analysis, and some or all of this goodwill could be impaired. Furthermore, if this unit fails to achieve expected performance levels in the next twelve months or experiences a downturn in the business, goodwill could be impaired. The other five reporting units for which the Company performed a step one test each had estimated fair values that exceeded the respective carrying value of the reporting unit by at least 25% as of the July 1, 2013 impairment test.

July 1, 2012 Impairment Test

Based on the results of the July 1, 2012 step-one tests, the Company determined that the carrying value of the Availability Services North America (“AS NA”) reporting unit, which is now included in discontinued operations, was in excess of its respective fair value and a step-two test was required. The primary driver for the decline in the fair value of the AS NA reporting unit compared to the prior year was the decline in the cash flow projections for AS NA when compared to those used in the 2011 goodwill impairment test as a result of a decline in the overall outlook of this reporting unit.

Prior to completing the step-two test, the Company first evaluated certain long-lived assets, primarily software, customer base and property and equipment, for impairment. In performing the impairment tests for long-lived assets, the Company estimated the undiscounted cash flows for the asset groups over the remaining useful lives of the reporting unit’s primary assets and compared that to the carrying value of the asset groups. There was no impairment of the long-lived assets.

In completing the step-two test to determine the implied fair value of goodwill and therefore the amount of impairment, management first determined the fair value of the tangible and intangible assets and liabilities. Based on the testing performed, the Company determined that the carrying value of goodwill exceeded its implied fair value and recorded a goodwill impairment charge of $385 million which is reflected in discontinued operations.

For the July 1, 2012 impairment test, the discount rates used were between 10% and 12% and the perpetual growth rates used were between 3% and 4%.

The following table summarizes the 2012 goodwill impairment charge by reporting unit (in millions):

Segment	Reporting unit	Net goodwill balance before impairment	Impairment charge	Net goodwill balance after impairment
Availability Services	AS NA	$914	$(385)	$529

July 1, 2011 Impairment Test

In 2009, the Company recorded an adjustment to the state income tax rate used to calculate the deferred income tax liabilities associated with the intangible assets at the LBO date which resulted in reductions to the deferred tax liability and goodwill balances of approximately $114 million. During 2011, the Company determined that the 2009 adjustment was incorrect and reversed it, thereby increasing the December 31, 2011 deferred tax liability and goodwill balances each by approximately $64 million for continuing operations and $50 million for assets (liabilities) held for sale. As a result of this correction, the Company recorded a goodwill impairment charge of $12 million in continuing operations related to the impairment charge in 2010, and recorded a $39 million goodwill impairment charge in discontinued operations, of which $36 million related to an impairment charge in 2009 and $3 million that related to the 2010 impairment charge. In addition, the Company recorded an income tax benefit of $48 million, of which $35 million related to prior periods, reflecting the amortization of the deferred income tax liability that would have been reflected in the statement of comprehensive income had the 2009 adjustment not been made. The Company assessed the impact of correcting these errors in 2011 and did not believe that these amounts were material to any prior period financial statements, nor was the correction of these errors material to the 2011 financial statements. As a result, the Company did not restate any prior period amounts.

The following table summarizes changes in goodwill by segment (in millions):

	Cost			Accumulated impairment		Total
	FS	PS&E	Subtotal	PS&E	Subtotal
Balance at December 31, 2011	$3,449	$545	$3,994	$(217)	$(217)	$3,777
2012 acquisitions	28	—	28	—	—	28
Adjustments related to the LBO and prior year acquisitions	(3)	(1)	(4)	—	—	(4)
Effect of foreign currency translation	11	—	11	—	—	11

Balance at December 31, 2012	3,485	544	4,029	(217)	(217)	3,812
Adjustments related to the LBO and prior year acquisitions	(1)	—	(1)	—	—	(1)
Effect of foreign currency translation	17	—	17	—	—	17

Balance at December 31, 2013	$3,501	$544	$4,045	$(217)	$(217)	$3,828

Other Long-Term Liabilities

Other long-term liabilities consist primarily of lease-leveling accruals and restoration liabilities.

Stock Compensation

Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the appropriate service period. Fair value of restricted stock units is equal to the fair market value of the Company’s common and preferred stock at the time of grant. Fair value for stock options is computed using the Black-Scholes pricing model. Fair value for share appreciation rights is computed using either the Black-Scholes pricing model or a Monte Carlo simulation. Determining the fair value of stock-based awards requires considerable judgment, including estimating the expected term of stock options, expected volatility of the Company’s stock price, and the number of awards expected to be forfeited. In addition, for stock-based awards where vesting is dependent upon achieving certain operating performance goals, the Company estimates the likelihood of achieving the performance goals. Differences between actual results and these estimates could have a material effect on the consolidated financial results. A deferred income tax asset is recorded over the vesting period as stock compensation expense is recognized. The Company’s ability to use the deferred tax asset is ultimately based on the actual value of the stock option upon exercise or restricted stock unit or share appreciation right upon distribution. If the actual value at that time is lower than the fair value determined on the date of grant, there could be an income tax expense for the portion of the deferred tax asset that cannot be realized, which could have a material effect on the consolidated financial results.

Income Taxes

Income tax expense is based on income before income taxes, and is accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded when it is not more likely than not that a deferred tax asset will be realized. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. Considerable judgment is required in assessing and estimating these amounts and the difference between the actual outcome of these future tax consequences and these estimates made could have a material impact on the consolidated results. To the extent that new information becomes available which causes the company to change its judgment regarding the adequacy of existing tax liabilities, such changes to tax liabilities will impact income tax expense in the period in which such determination is made. The Company records interest related to unrecognized tax benefits in income tax expense.

Recent Accounting Pronouncements

In March 2013, the Financial Accounting Standards Board (“FASB”) issued guidance on a parent’s accounting for the cumulative translation adjustment upon derecognition of a subsidiary or group of assets within a foreign entity. This new guidance requires that the parent release any related cumulative translation adjustment (“CTA”) into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. The new guidance is effective for annual and interim periods beginning after December 15, 2013. The Company has historically accounted for the removal of CTA related to sales of non-U.S. entities consistent with this new guidance.

In July 2013, the FASB issued guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. Under certain circumstances, unrecognized tax benefits should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. The guidance is a change in financial statement presentation only and will have no material impact on the consolidated financial results. The adoption of this guidance did not have a material impact on the consolidated financial statements.

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers”, which outlines a comprehensive revenue recognition model and supersedes most current revenue recognition guidance. This new guidance establishes a 5 step process, which companies must use in order to recognize revenue properly. Those five steps are: (i) identifying contract(s) with a customer, (ii) identifying the performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the performance obligations in the contract, and (v) recognizing revenue when (or as) the entity satisfies a performance obligation. The new ASU will affect any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. ASU 2014-09 will be effective for the Company starting in the first quarter of fiscal 2018. ASU 2014-09 allows for two methods of adoption: (a) “full retrospective” adoption, meaning the standard is applied to all periods presented, or (b) “modified retrospective” adoption, meaning the cumulative effect of applying ASU 2014-09 is recognized as an adjustment to the fiscal 2018 opening retained earnings balance. The Company is in the process of determining the adoption method as well as the effects the adoption of ASU 2014-09 will have on its consolidated financial statements.